Financial Assets Held for Trading at Fair Value Through Profit or Loss - Schedule of Financial Assets Held for Trading at Fair Value Through Profit or Loss (Details) - CLP ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Schedule of Financial Assets Held for Trading at Fair Value Through Profit or Loss [Abstract]
Financial derivative contracts	$ 1,870,640	$ 2,303,353
Debt Financial Instruments	3,121,702	1,714,381
Others	402,259	411,689
Total	$ 5,394,601	$ 4,429,423